May 3, 1996


Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington  D.C.   20549


                    Re:   Access Financial Mortgage Loan Trust
1996-1,
`                            (File 33-96500)


Dear Sirs:

     Enclosed herewith for filing on behalf of the trust fund ( the "Trust") created pursuant to a Trust Agreement date as of February 22, 1996 (the "Trust Agreement") among Access Financial Mortgage, as issuer (the "Issuer"), EDS & LSI, as servicer (the "Servicer") and Norwest Bank Minnesota, N.A., as trustee ( the "Trustee"), are exhibits, of a current Report on Form 8-K (the "Report").

     The Trust consists of primarily of a pool of fixed-rate, amortizing mortgage loans and adjustable rate, amortizing mortgage loans which are secured by first or second liens on residential properties representing eight classes of beneficial interests therein. The certificates relating to eight of such classes as registered under the Securities Act of 1933, as amended, by a Registration Statement on form s-11
(File No. 33-96500).   As a result, the Trust is subject to
the filing requirements in a manner substantially in accordance with the procedures outlined in numerous no-action letters already inssued by the staff with respect to substantially similar trusts (see, for example, Nissan Motor Acceptance Corp. (August 29,1986) and Security Pacific National Bank (July 1,1987)), for the same reasons as discussed in such letters. In particular:

     1. The Trust has already filed, within 15 days of its formation, a Current Report on Form 8-K containing detailed information about its mortgage pool.


     2. The Trust will file, promptly after each Distribution Date (as defined in the Trust Agreement), a Current Report on Form 8-K in substantially the form enclosed herewith ,including as exhibits thereto the applicable Distribution Date reports. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 , or 5 of Part II of Form 10-Q.

     3. The Trust will file a Current Report on Form 8-K within 15 days after the occurrence of any event described under Item 2,3,4 of 5 thereof, responding to the requirements of the applicable Item.

     4. Within 90 days after the end of each fiscal year, the Trust will file an annual report on Form 10-K which responds to Items 2, 3, and 4 of Part I, Items 5 and 9 of
Part II, Items 12 and 13 of Part III and Item 14 of Part IV thereof, and include as exhibits thereto certain information form the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required the Trust Agreement, in the manner described in the applicable no-action letters.

          The Trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended
pursuant to such Section.   In such event, the Trust will file
a Form 15 as required under  rule 15d 6.

          We have been advised by representatives of the Office of the Chief Counsel of the Division of Corporation Finance that following the above procedures would be
acceptable.   We assume that the Staff will promptly inform us
if our understanding is incorrect.   Please direct any
questions or comments concerning the foregoing to Michael du Quesnay, of Dewey Ballantine, counsel to the Depositor at
(212) 259-6340 or , in his absence, Barry Schwartz of Norwest Bank Minnesota, N.A. at (410) 884-2115.

           Kindly acknowledge receipt of this letter and the enclosed documents by filestamping the enclosed duplicate copy of this letter and returning it to us in the postpaid envelope herein provided.

                                        Very  truly yours,



                                        Patrick G. Benz
                                        Tax Accountant







              SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549


                  ___________________________

                           FORM 8-K

                        CURRENT REPORT

            PURSUANT TO SECTION 13 OR 15 (d) OF THE

                SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported)  April 18,
                             1996

         Access Financial Mortgage Loan Trust, 1996-1
    (Exact name of registrant as specified in its charter)

New York                               33-96500
Applied For
(State or other jurisdiction       (Commission
(IRS Employer
of incorporation or           File Number)
Identification
organization)                                     Number)


c/o Norwest Bank Minnesta, N.A.
Sixth Street & Marquette Avenue
Minneapolis, Minnesota                       _______55479-0069
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number including area code      (612)
984-0979


         Access Financial Mortgage Loan Trust, 1996-1
                           Form 8-K
                             INDEX


                                             Page Number

     Item 5.        Other Events                            3

     Item 7.        Financial Statements and Exhibits
3

SIGNATURES                                        4

INDEX OF EXHIBITS                                 5






ITEM 5. OTHER EVENTS

The Access Financial Mortgage Loan Trust, Series 1996-1 makes monthly remittances to security holders. The latest remittance was made April 18, 1996. We have furnished a monthly remittance statement delivered to the trustee with security holder payment instructions.


Monthly Remittance
Statement.....................................................
 ....Exhibit 21.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits

     21.1 Monthly Remittance Statement dated as of April 18,
1996.





                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Access Financial Mortgage Loan Trust,
1996-1
                         (Registrant)

                         By:  Norwest Bank of Minnesota, N.A.

                         Name:     Kris Solie-Johnson

                         Title:    Corporate Trust Officer



                       INDEX OF EXHIBITS


                                        Page of Sequentially
                                        Numbered Pages


21.1 Monthly Remittance Statement dated                6-14
     as of April 18, 1996.





                                                  Access
Financial Mortgage Loan Trust 1996-1
Norwest Bank Minnesota, N.A.
Contact:                        Michele Latimer
Securities Administration Services                   Reporting
Month:         March 1996                  Phone:
(410) 884-2100
11000 Broken Land Parkway
Distribution Date:     April 18, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Cover Page - Issuing

                          Report Name
Report Number

______________________________________________________________
________________

                          Series Structure Summary
1

                          Class Distribution Summary
2

                          Class Distribution Per 1,000 of
Original Balance                                            3

                          Class Principal Distribution
4

                          Class Interest Distribution
5

                          Fund Account Summary
6

                          Loss/Delinquency Detail
7

                          Collateral Summary
8



                                                      Access
Financial Mortgage Loan Trust 1996-1
Norwest Bank Minnesota, N.A.
Contact:                        Michele Latimer
Securities Administration Services
Reporting   Month:         March 1996
Phone:                           (410) 884-2100
11000 Broken Land Parkway
Distribution Date:     April 18, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Series Structure Summary - Issuing


Aggregate Realized                             Aggregate
Ending
         Class
Original Principal                     Losses Principal
Aggregate Interest      Undistributed      Principal
Class    Description    Principal Type   Interest Type
Balance Pass Through Rate  Balance Reduction
Shortfall          Principal         Factor
______________________________________________________________
______________________________________________________________
___________________________________________
A-1      Senior         Sequential Pay   Fixed
44,000,000.00       5.70000000%               0.00
0.00               0.00   0.9247767132
A-2      Senior         Sequential Pay   Fixed
16,000,000.00       5.65000000%               0.00
0.00               0.00   1.0000000000
A-3      Senior         Sequential Pay   Fixed
20,000,000.00       5.80000000%               0.00
0.00               0.00   1.0000000000
A-4      Senior         Sequential Pay   Fixed
26,000,000.00       6.20000000%               0.00
0.00               0.00   1.0000000000
A-5      Senior         Sequential Pay   Fixed
13,588,000.00       7.05000000%               0.00
0.00               0.00   1.0000000000
A-6      Senior         Sequential Pay   Variable
55,452,000.00       6.00625000%               0.00
0.00               0.00   0.9725786350
B-Fixed  Subordinate    Sequential Pay   Variable
153.58     932.75711600%               0.00               0.00
0.00
B-Vari   Subordinate    Sequential Pay   Variable
737.64    1402.91240000%               0.00               0.00
0.00 663.6482701589
RU       Residual       Residual         Residual
0.00       0.00000000%               0.00               0.00
0.00   0.0000000000
______________________________________________________________
______________________________________________________________
___________________________________________
Totals
175,040,891.22                                 0.00
0.00               0.00   0.9794804983

































Report  1
   04/16/96 --  4:34pm
Page  1 of  1


                                                 Access
Financial Mortgage Loan Trust 1996-1
Norwest Bank Minnesota, N.A.
Contact:                        Michele Latimer
Securities Administration Services                  Reporting
Month:         March 1996                Phone:
(410) 884-2100
11000 Broken Land Parkway
Distribution Date:     April 18, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800

                                                    Class
Distribution Summary - Issuing

                                                    Beginning
Principal             Ending
                              Pass Through          Principal
Total Interest    Total Principal            Balance
Principal              Total
Class      Record Date                Rate            Balance
Distribution       Distribution          Reduction
Balance       Distribution
______________________________________________________________
______________________________________________________________
________________________________
A-1        03/29/1996          5.70000000%      42,340,482.84
201,117.29       1,650,307.46               0.00
40,690,175.38       1,851,424.75
A-2        03/29/1996          5.65000000%      16,000,000.00
75,333.33               0.00               0.00
16,000,000.00          75,333.33
A-3        03/29/1996          5.80000000%      20,000,000.00
96,666.67               0.00               0.00
20,000,000.00          96,666.67
A-4        03/29/1996          6.20000000%      26,000,000.00
134,333.33               0.00               0.00
26,000,000.00         134,333.33
A-5        03/29/1996          7.05000000%      13,588,000.00
79,829.50               0.00               0.00
13,588,000.00          79,829.50
A-6        03/29/1996          6.00625000%      54,760,713.47
274,088.79         829,283.00               0.00
53,931,430.47       1,103,371.79
B-Fixed    03/29/1996        932.75711600%         421,988.98
0.00               0.00               0.00         750,000.00
0.00
B-Vari     03/29/1996       1402.91240000%         225,685.74
0.00               0.00               0.00         489,533.51
0.00
RU         03/29/1996          0.00000000%               0.00
0.00               0.00               0.00               0.00
0.00
______________________________________________________________
______________________________________________________________
________________________________
Totals                                         173,336,871.03
861,368.91       2,479,590.46               0.00
171,449,139.36       3,340,959.37

































Report  2
   04/16/96 --  4:34pm
Page  1 of  1


                                             Access Financial
Mortgage Loan Trust 1996-1
Norwest Bank Minnesota, N.A.
Contact:                        Michele Latimer
Securities Administration Services              Reporting
Month:         March 1996             Phone:
(410) 884-2100
11000 Broken Land Parkway                       Distribution
Date:     April 18, 1996             InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800

                                     Class Distribution Per
1,000 of Original Balance - Issuing


Total Other
                                                       Total
Interest       Scheduled       Principal Total Principal
Principal          Ending

Distribution       Principal    Distribution    Distribution
Balance       Principal
Class            Cusip               Original Balance
Factor          Factor          Factor          Factor
Reduction          Factor
______________________________________________________________
______________________________________________________________
_________________________
A-1              003916AA1              44,000,000.00
4.57084750      7.39938455     22.65280727     37.50698773
0.00000000    0.9247767132
A-2              003916AB9              16,000,000.00
4.70833313      0.00000000      0.00000000      0.00000000
0.00000000    1.0000000000
A-3              003916AC7              20,000,000.00
4.83333350      0.00000000      0.00000000      0.00000000
0.00000000    1.0000000000
A-4              003916AD5              26,000,000.00
5.16666654      0.00000000      0.00000000      0.00000000
0.00000000    1.0000000000
A-5              003916AE3              13,588,000.00
5.87500000      0.00000000      0.00000000      0.00000000
0.00000000    1.0000000000
A-6              003916AF0              55,452,000.00
4.94281162      0.60635631      9.59048474     14.95497006
0.00000000    0.9725786350
B-Fixed          N/A                           153.58
0.00000000      0.00000000      0.00000000      0.00000000
0.00000000 4883.4483656726
B-Vari           N/A                           737.64
0.00000000      0.00000000      0.00000000      0.00000000
0.00000000  663.6482701589
RU               N/A                             0.00
N/A             N/A             N/A             N/A
N/A             N/A
______________________________________________________________
______________________________________________________________
_________________________
Totals                                 175,040,891.22
0.9794804983
































Report  3
   04/16/96 --  4:34pm
Page  1 of  1


                                                     Access
Financial Mortgage Loan Trust 1996-1
Norwest Bank Minnesota, N.A.
Contact:                        Michele Latimer
Securities Administration Services
Reporting   Month:         March 1996
Phone:                           (410) 884-2100
11000 Broken Land Parkway
Distribution Date:     April 18, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800

                                                       Class
Principal Distribution - Issuing

                   Beginning
Principal           Ending          Current
                   Principal        Scheduled      Unscheduled
Other  Total Principal          Balance        Principal
Undistributed
Class                Balance        Principal        Principal
Accretion        Principal     Distribution       Reduction*
Balance        Principal
______________________________________________________________
______________________________________________________________
________________________________________
A-1            42,340,482.84       325,572.92       996,723.52
328,011.02             0.00     1,650,307.46             0.00
40,690,175.38             0.00
A-2            16,000,000.00             0.00             0.00
0.00             0.00             0.00             0.00
16,000,000.00             0.00
A-3            20,000,000.00             0.00             0.00
0.00             0.00             0.00             0.00
20,000,000.00             0.00
A-4            26,000,000.00             0.00             0.00
0.00             0.00             0.00             0.00
26,000,000.00             0.00
A-5            13,588,000.00             0.00             0.00
0.00             0.00             0.00             0.00
13,588,000.00             0.00
A-6            54,760,713.47        33,623.67       531,811.56
263,847.77             0.00       829,283.00             0.00
53,931,430.47             0.00
B-Fixed           421,988.98             0.00             0.00
(328,011.02)             0.00             0.00
0.00       750,000.00             0.00
B-Vari            225,685.74             0.00             0.00
(263,847.77)             0.00             0.00
0.00       489,533.51             0.00
RU                      0.00             0.00             0.00
0.00             0.00             0.00             0.00
0.00             0.00
______________________________________________________________
______________________________________________________________
________________________________________
Totals        173,336,871.03       359,196.59     1,528,535.08
0.00             0.00     2,479,590.46             0.00
171,449,139.36             0.00


*Principal Balance Reduction

Realized Losses Principal Balance Reduction
0.00
Negative Amortization Principal Balance Reduction
0.00
Other
0.00


























Report  4
   04/16/96 --  4:34pm
Page  1 of  1


                                                     Access
Financial Mortgage Loan Trust 1996-1
Norwest Bank Minnesota, N.A.
Contact:                        Michele Latimer
Securities Administration Services
Reporting   Month:         March 1996
Phone:                           (410) 884-2100
11000 Broken Land Parkway
Distribution Date:     April 18, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800

                                                        Class
Interest Distribution - Issuing

                                     Beginning
Negative                            Ending
                                    Principal/
Interest                                       Amortization
Principal/
                                      Notional
Interest       Shortfall/                             Other
Interest   Total Interest         Notional
Class       Pass-Through Rate          Balance
Accrual       (Recovery)        Accretion         Interest
Reduction     Distribution          Balance
______________________________________________________________
______________________________________________________________
_________________________________________
A-1               5.70000000%    42,340,482.84
201,117.29             0.00             0.00             0.00
0.00       201,117.29    40,690,175.38
A-2               5.65000000%    16,000,000.00
75,333.33             0.00             0.00             0.00
0.00        75,333.33    16,000,000.00
A-3               5.80000000%    20,000,000.00
96,666.67             0.00             0.00             0.00
0.00        96,666.67    20,000,000.00
A-4               6.20000000%    26,000,000.00
134,333.33             0.00             0.00             0.00
0.00       134,333.33    26,000,000.00
A-5               7.05000000%    13,588,000.00
79,829.50             0.00             0.00             0.00
0.00        79,829.50    13,588,000.00
A-6               6.00625000%    54,760,713.47
274,088.78             0.00             0.00             0.01
0.00       274,088.79    53,931,430.47
B-Fixed         932.75711600%       421,988.98
328,011.02             0.00       328,011.02             0.00
0.00             0.00       750,000.00
B-Vari         1402.91240000%       225,685.74
263,847.77             0.00       263,847.77             0.00
0.00             0.00       489,533.51
RU                0.00000000%             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
______________________________________________________________
______________________________________________________________
_________________________________________
Totals
1,453,227.69             0.00       591,858.79
0.01             0.00       861,368.91

























Notes:
Class A-6 Interest is accrued @ LIBOR = 5.375% over the applicable accrual period.





Report  5
   04/16/96 --  4:34pm
Page  1 of  1



Access Financial Mortgage Loan Trust 1996-1
Norwest Bank Minnesota, N.A.
Contact:                        Michele Latimer
Securities Administration Services
Reporting   Month:         March 1996
Phone:                           (410) 884-2100
11000 Broken Land Parkway
Distribution Date:     April 18, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Fund Account Summary - Issuing

______________________________________________________________
______________________________________________________________
__________________________________________________

Proceeds Account
   Beginning Balance
0.00

   DEPOSITS:
WITHDRAWALS:
    Interest Net of Servicing Fee               1,453,227.70
Interest Payments                                861,368.91
    Scheduled Principal                           359,196.59
Scheduled Principal Payment                      359,196.59
    Other Principal                             1,528,535.08
Other Principal Payments                       2,120,393.87
    Negative Amortization                               0.00
Reserve Fund 1                                         0.00
    Deposits from Reserve Fund                          0.00
Fees and Expenses                                      0.00
    Gain/Loss Adjustment                                0.00
Other Withdrawals                                      0.00
    Other Deposits                                      0.00

   Total Deposit
3,340,959.37                Total Withdrawals
3,340,959.37


Ending Balance
0.00
______________________________________________________________
______________________________________________________________
__________________________________________________






























Report  6
   04/16/96 --  4:34pm
Page  1 of  1


                                                       Access
Financial Mortgage Loan Trust 1996-1
Norwest Bank Minnesota, N.A.
Contact:                        Michele Latimer
Securities Administration Services
Reporting   Month:         March 1996
Phone:                           (410) 884-2100
11000 Broken Land Parkway
Distribution Date:     April 18, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Loss/Delinquency Detail - Issuing

                  Current         Current         Current
Current           Total       Aggregate       Aggregate
Aggregate       Aggregate           Total
                    Fraud      Bankruptcy  Special Hazard
Credit         Current           Fraud      Bankruptcy
Special Hazard          Credit       Aggregate
Pool #             Losses          Losses          Losses
Losses          Losses          Losses          Losses
Losses          Losses          Losses
______________________________________________________________
______________________________________________________________
_____________________________________________

1                    0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00            0.00            0.00
2                    0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00            0.00            0.00
______________________________________________________________
______________________________________________________________
_____________________________________________
Totals               0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00            0.00            0.00





______________________________________________________________
______________________________________________________________
____________________________________
             30  Days  Delinquent    60  Days  Delinquent
90  Days  Delinquent             Foreclosures            REO's
Totals
               Number       Balance    Number       Balance
Number       Balance    Number       Balance    Number
Balance    Number            Balance
1                 105  6,459,576.04        20  1,461,474.13
9    605,670.10         0          0.00         0
0.00       134       8,526,720.27
2                  23  2,764,366.40         4    226,500.00
4    390,950.00         0          0.00         0
0.00        31       3,381,816.40
______________________________________________________________
______________________________________________________________
____________________________________
Totals            128  9,223,942.44        24  1,687,974.13
13    996,620.10         0          0.00         0
0.00       165      11,908,536.67



























Report  7
   04/16/96 --  4:35pm
Page  1 of  1


                                              Access Financial
Mortgage Loan Trust 1996-1
Norwest Bank Minnesota, N.A.
Contact:                        Michele Latimer
Securities Administration Services               Reporting
Month:         March 1996              Phone:
(410) 884-2100
11000 Broken Land Parkway                        Distribution
Date:     April 18, 1996              InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800


Collateral Summary - Issuing


Total|              Pool 1               Pool 2

______________________________________________________________
___________________________________________
Monthly P&I Constant
1,899,987.31|        1,392,511.09           507,476.22

|
Positive Amortization
359,196.59|          325,572.92            33,623.67
Negative Amortization
0.00|                0.00                 0.00
Regular Curtailments
0.00|                0.00                 0.00
Regular Curtailment Interest
0.00|                0.00                 0.00
Prepaid Curtailments
0.00|                0.00                 0.00
Prepaid Curtailment Interest
0.00|                0.00                 0.00
Liquidations
1,528,535.08|          996,723.52           531,811.56
Principal Adjustments
0.00|                0.00                 0.00
   Total Principal Trust Distribution
1,887,731.67|        1,322,296.44           565,435.23

|
Scheduled Interest
1,540,790.72|        1,066,938.17           473,852.55
Servicing Fee
60,986.28|           41,903.11            19,083.17
Master Servicing Fee
3,972.30|            2,712.20             1,260.10
Spread
0.00|                0.00                 0.00
     Total Pass-Through Interest
1,453,227.70|        1,007,155.47           446,072.23

|
Beginning Balance
173,336,871.03|      118,350,471.82        54,986,399.21
Ending Balance
171,449,139.36|      117,028,175.38        54,420,963.98
Gross P&I Distribution
3,367,536.11|        2,347,331.50         1,020,204.61
Realized Losses/(Gains)
0.00|                0.00                 0.00
Net P&I Trust Distribution
3,367,536.11|        2,347,331.50         1,020,204.61

|
Beginning Loan Count
2430|                1891                  539
Number of Loan Payoffs
19|                  15                    4
Ending Loan Count
2411|                1876                  535

|
Weighted Average Maturity
0.0000000000|      233.4200000000       346.6200000000
Weighted Average Gross Rate
0.000000000%|       11.122200000%         9.750800000%
Weighted Average Net Rate
0.000000000%|       10.697300000%         9.334300000%
Weighted Average Pass-Through Rate
0.000000000%|       10.514700000%         9.143300000%
Weighted Average Margin
0.000000000%|        0.000000000%         5.957800000%

|
Advances on Delinquencies
|
  Current Period Principal
0.00|                0.00                 0.00
  Current Period Interest
0.00|                0.00                 0.00

|

|







Report  8
   04/16/96 --  4:35pm
Page  1 of  1